                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Wolverine Tube, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              WOLVERINE TUBE, INC.
                       1525 PERIMETER PARKWAY, SUITE 210
                           HUNTSVILLE, ALABAMA 35806

                                 April 23, 1999


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of the Stockholders of Wolverine Tube, Inc. on Thursday, May 20, 1999, at 11:00 a.m., local time, at the Huntsville Marriott, 5 Tranquility Base, Huntsville, Alabama 35805. We hope that many Wolverine Tube, Inc. stockholders will be able to attend the meeting and we look forward to greeting those able to attend.

The notice of annual meeting and proxy statement accompanying this letter describe the specific business to be acted upon.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE REQUESTED TO INDICATE YOUR VOTE, AND SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the Company. The Board of Directors and the management team look forward to seeing you at the meeting.

                                                 Sincerely,

                                                 /s/ Jan K. Ver Hagen

                                                 Jan K. Ver Hagen
                                                 Chairman

                              WOLVERINE TUBE, INC.
                       1525 PERIMETER PARKWAY, SUITE 210
                           HUNTSVILLE, ALABAMA 35806

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held May 20, 1999

To the Stockholders:

         Please take notice that the Annual Meeting of the Stockholders of Wolverine Tube, Inc., a Delaware corporation, will be held on May 20, 1999, at the Huntsville Marriott, 5 Tranquility Base, Huntsville, Alabama 35805 at 11:00 a.m., local time, for the following purposes:

1. To elect three (3) Class III directors of the Company to serve a three-year term.

2.       To approve an amendment to the Company's 1993 Equity Incentive Plan.

3. To approve the Company's Amended and Restated 1993 Stock Option Plan for Outside Directors.

4. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999.

5. To transact such other business as may properly come before the meeting.

         Stockholders of record at the close of business on March 31, 1999 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                    By Order of the Board of Directors

                                    /s/  James E. Deason
                                    ------------------------------------------
                                    James E. Deason
                                    Secretary

Huntsville, Alabama
April 23, 1999

IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                              WOLVERINE TUBE, INC.


                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 20, 1999


                               TABLE OF CONTENTS

                                                                         Page
INFORMATION CONCERNING THE SOLICITATION AND VOTING..........................1

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
         AND MANAGEMENT.....................................................3

PROPOSAL ONE - ELECTION OF DIRECTORS........................................4

EXECUTIVE COMPENSATION......................................................9

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION....................15

COMPANY STOCK PRICE PERFORMANCE............................................18

COMPLIANCE WITH SECTION 16(a)
         OF THE SECURITIES EXCHANGE ACT OF 1934............................19

PROPOSAL TWO - APPROVAL OF THE AMENDMENT
         TO THE 1993 EQUITY INCENTIVE PLAN.................................19

PROPOSAL THREE - APPROVAL OF THE AMENDED AND RESTATED 1993
         STOCK OPTION PLAN FOR OUTSIDE DIRECTORS...........................22

PROPOSAL FOUR - RATIFICATION OF APPOINTMENT OF
         INDEPENDENT AUDITORS..............................................26

OTHER BUSINESS.............................................................26

STOCKHOLDER PROPOSALS TO BE PRESENTED
         AT THE NEXT ANNUAL MEETING........................................26

                                PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              WOLVERINE TUBE, INC.



         This Proxy Statement is furnished in connection with the solicitation by the management of Wolverine Tube, Inc. (the "Company") of proxies for use at the Annual Meeting of its Stockholders to be held on May 20, 1999, at the Huntsville Marriott, 5 Tranquility Base, Huntsville, Alabama 35805 at 11:00 a.m., local time, or at any adjournment thereof.


               INFORMATION CONCERNING THE SOLICITATION AND VOTING

GENERAL

         The principal executive offices of the Company are located at 1525 Perimeter Parkway, Suite 210, Huntsville, Alabama 35806. The Company's telephone number is (256) 353-1310. The date of this Proxy Statement is April 23, 1999, the approximate date on which this Proxy Statement, the accompanying Proxy and the Annual Report to Stockholders for the fiscal year ended December 31, 1998, including financial statements, were first sent or given to stockholders entitled to vote at the meeting.

         This solicitation of proxies is made on behalf of the management of the Company and the associated cost will be borne by the Company. The Company has retained Corporate Investor Communications, Inc. (the "Solicitor") to assist in the solicitation of proxies. The Company will pay approximately $5,500 in fees for the Solicitor's services and will reimburse the Solicitor for reasonable out-of-pocket expenses.

         In addition to solicitation by mail and by the Solicitor, management may use the services of its directors, officers and others to solicit proxies, personally or by telephone. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket and clerical expenses incurred by them in so doing.

RECORD DATE, VOTING AND REVOCABILITY OF PROXIES

         The Company had outstanding on March 31, 1999 (the "Record Date"), 13,363,400 shares of Common Stock, $.01 par value (the "Common Stock"), all of which are entitled to vote on all matters to be acted upon at the meeting. The Company's By-Laws provide that a majority of the shares entitled to vote, represented in person or by proxy at the meeting, shall constitute a quorum for the transaction of business. Each stockholder is entitled to one vote for each share of Common

Stock held on the Record Date. If no instructions are given on the executed Proxy, the Proxy will be voted for all nominees and in favor of all proposals described.

         An affirmative vote of a majority of shares present and voting at the meeting is required for approval of all items being submitted to the stockholders for their consideration, other than the election of directors, which is determined by a plurality if a quorum is present and voting. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Each is tabulated separately. Neither abstentions nor broker non-votes are counted in tabulations of the votes cast for purposes of determining whether a proposal has been approved.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by filing with the Secretary of the Company a written notice revoking it, by presenting at the meeting a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth information as of March 31, 1999, with respect to the beneficial ownership of the Company's outstanding Common Stock by (i) stockholders known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director, (iii) each executive officer of the Company named in the Summary Compensation Table below, and (iv) all directors and executive officers of the Company as a group. The number of shares of Common Stock outstanding as of March 31, 1999 was 13,363,400.



                                                                          COMMON STOCK
                           NAME AND ADDRESS                            BENEFICIALLY OWNED
                                                                  ---------------------------
                                                                   SHARES             PERCENT
---------------------------------------------------------------------------------------------
Trinity I Fund, L.P. (a)                                          1,629,300            12.2%
TF Investors, L.P.
Trinity Capital Management, Inc.
Thomas M. Taylor
Portfolio X Investors, L.P.
Portfolio Genpar, L.L.C
  201 Main Street, Suite 2600
  Fort Worth, Texas 76102

The Prudential Insurance Company of America(b)                    1,547,085            11.6%
  751 Broad Street
  Newark, New Jersey 07102-37778

Citigroup Inc. (c)                                                1,147,613             8.6%
Salomon Smith Barney Holdings, Inc.
  153 East 53rd Street
  New York, New York 10043

Chris A. Davis (d)                                                    2,667               *

John L. Duncan (e)                                                   11,000               *

Thomas P. Evans (f)                                                   8,000               *

Jan K. Ver Hagen (g)                                                 11,000               *

W. Barnes Hauptfuhrer (h)                                             1,667               *

Gail O. Neuman (i)                                                    2,667               *

Charles E. Thompson (j)                                               1,667               *

Dennis J. Horowitz (k)                                               70,500               *

John M. Quarles (l)                                                 222,401             1.7%

James E. Deason (m)                                                  31,975               *

Dale G. Barnhart (n)                                                 10,062               *

Johann R. Manning, Jr. (o)                                            5,129               *

All directors and executive officers as a group (12 persons)        165,834             1.2%

----------------
* REPRESENTS LESS THAN 1%.

(a) This information is based upon a Form 4 Statement of Changes of Beneficial Ownership of Securities, filed with the Securities and Exchange Commission (the "Commission") on January 8, 1999.

(b) This information is based upon Amendment No. 3 to Schedule 13G, filed with the Commission on January 29, 1999. According to such filing, The Prudential Insurance Company of America ("Prudential") owns the shares of Common Stock directly or indirectly, and has sole voting and dispositive power with respect to 793,100 shares of Common Stock and shared voting and dispositive power with respect to 753,985 shares of Common Stock. Prudential disclaims beneficial ownership of 1,544,285 shares of Common Stock.

(c) This information is based upon Amendment No. 1 to Schedule 13G filed with the Commission on February 3, 1999. According to such filing, the holders listed own the shares of Common Stock directly or indirectly, having shared voting and dispositive power with respect to all shares of Common Stock beneficially owned. Citigroup Inc. is the sole stockholder of Salomon Smith Barney Holdings Inc.

(d) Includes 2,667 shares of Common Stock subject to options exercisable within 60 days of March 31, 1999.

(e) Includes 9,000 shares of Common Stock subject to options exercisable within 60 days of March 31, 1999.

(f) Includes 8,000 shares of Common Stock subject to options exercisable within 60 days of March 31, 1999.

(g) Includes 8,000 shares of Common Stock subject to options exercisable within 60 days of March 31, 1999.

(h) Includes 1,667 shares of Common Stock subject to options exercisable within 60 days of March 31, 1999.

(i) Includes 2,667 shares of Common Stock subject to options exercisable within 60 days of March 31, 1999.

(j) Includes 1,667 shares of Common Stock subject to options exercisable within 60 days of March 31, 1999.

(k) Includes 45,000 shares of Common Stock subject to options exercisable within 60 days of March 31, 1999.

(l) Based on information known to the Company as of May 21, 1998, when Mr. Quarles retired from all positions with the Company. Mr. Quarles served as Interim Chief Executive Officer until March 1998. Includes 42,400 shares of Common Stock subject to presently exercisable options.

(m) Includes 25,800 shares of Common Stock subject to options exercisable within 60 days of March 31, 1999.

(n) Includes 5,600 shares of Common Stock subject to options exercisable within 60 days of March 31, 1999.

(o) Includes 1,200 shares of Common Stock subject to options exercisable within 60 days of March 31, 1999.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

         The Board has nominated Ms. Neuman and Messrs. Deason and Evans to be reelected as Class III directors, each for a three-year term expiring in 2002. If elected, each nominee will hold office until his or her term expires and until his or her successor is elected and qualified. Management knows of no reason why any of these nominees would be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, the proxies will be voted for the election of such other persons for director as management may recommend in the place of such nominee. THE BOARD RECOMMENDS VOTING "FOR" THE REELECTION OF THE THREE NOMINEES LISTED BELOW.


INFORMATION REGARDING NOMINEES

         The Restated Certificate of Incorporation of the Company provides for the Board of Directors to be divided into three classes of directors serving staggered three-year terms. Each class shall consist, as nearly as may be practicable, of one-third of the total number of directors constituting the entire Board of Directors. As a result, approximately one-third of the Board of Directors is elected each year. The Class I directors are composed of Ms. Davis and Messrs. Horowitz and Hauptfuhrer; the Class II directors are composed of Messrs. Duncan, Thompson and Ver Hagen; and the Class III directors are composed of Ms. Neuman and Messrs. Deason and Evans. Directors hold office until their terms expire and their successors have been elected and qualified.

         The following table sets forth certain information for each nominee, and for each director of the Company whose term of office continues after the Annual Meeting:

NOMINEES FOR ELECTION AS CLASS III DIRECTORS WHOSE TERMS WILL EXPIRE IN 2002:


                                Principal Occupation During
Name                            the Past Five Years                                                          Age
----------------------------------------------------------------------------------------------------------------
James E. Deason                 Mr. Deason has been a director of the Company since                          51
                                October 1995.  Mr. Deason has been the Executive Vice
                                President, Chief Financial Officer and Secretary of the
                                Company since September 1994.  Prior to joining the
                                Company, Mr. Deason, a Certified Public Accountant,
                                was most recently a partner with Ernst & Young LLP, an
                                independent auditing firm, in Birmingham, Alabama.

Thomas P. Evans                 Mr. Evans has been a director of the Company since                           42
                                December 1995.  Mr. Evans has served as the Senior
                                Vice President and Chief Operating Officer of Permal
                                Asset Management ("Permal") since January 1999. Prior
                                to holding that position, Mr. Evans was the President,
                                Emerging Markets, of Permal.  Prior to joining Permal in
                                May 1994, Mr. Evans was the Executive Vice President,
                                Finance and Administration, Secretary and Treasurer and
                                a  director of Wolverine Tube, Inc. since April 1992.

Gail O. Neuman                  Ms. Neuman has been a director of the Company since                          52
                                November 1997.  Ms. Neuman has served as the Vice
                                President-Human Resources and General Counsel of
                                Nissan Motor Manufacturing Corporation U.S.A., a
                                vehicle manufacturer, since 1981.  Ms. Neuman also
                                serves as a director of First Union National Bank of
                                Tennessee.


INCUMBENT DIRECTORS WHOSE TERMS WILL EXPIRE IN 2000:


                                Principal Occupation During
Name                            the Past Five Years                                                          Age
----------------------------------------------------------------------------------------------------------------
Chris A. Davis                  Ms. Davis has been a director of the Company since                           48
                                October 1997.  Ms. Davis has served as the Executive
                                Vice President and Chief Financial and Administrative
                                Officer and a director of Gulfstream Aerospace
                                Corporation, a corporate aircraft manufacturer, since July
                                1993.


                                Principal Occupation During
Name                            the Past Five Years                                                          Age
----------------------------------------------------------------------------------------------------------------
Dennis J. Horowitz              Mr. Horowitz has been the President and Chief Executive                      52
                                Officer and a director of the Company since March 1998.
                                Prior to joining the Company, Mr. Horowitz served as
                                Corporate Vice President and President of the Americas
                                of AMP Incorporated ("AMP"), a high technology
                                electric connector and interconnection systems company,
                                since September 1994.  Prior to joining AMP,
                                Mr. Horowitz was employed for over fourteen years at
                                Philips Electronics North America Corporation
                                ("Philips"), a diverse electronics manufacturer, where he
                                served from October 1993 to August 1994 as President
                                and Chief Executive Officer of Philips Technologies and
                                previously served as President and Chief Executive
                                Officer Philips Magnavox CATV Systems and President
                                and Chief Executive Officer of Philips Discrete Products
                                Division.  Mr. Horowitz also serves as a director of
                                Aerovox Incorporated, Superconductor Technologies,
                                Inc. and Amonix, Inc.

W. Barnes                       Mr. Hauptfuhrer has been a director of the Company                           44
Hauptfuhrer                     since May 1998.  Mr. Hauptfuhrer has served as a
                                Managing Director, Co-Head of Investment
                                Banking for First Union Corporation, a
                                financial services corporation, since January
                                1999. Mr. Hauptfuhrer previously served as a
                                Managing Director of First Union Capital
                                Partners, a private equity and subordinated
                                debt investment group, since 1988.


INCUMBENT DIRECTORS WHOSE TERMS WILL EXPIRE IN 2001:

                                Principal Occupation During
Name                            the Past Five Years                                                          Age
----------------------------------------------------------------------------------------------------------------
John L. Duncan                  Mr. Duncan has been a director of the Company since                          65
                                December 1993.  Mr. Duncan previously served as
                                President and Chief Executive Officer of Murray Ohio
                                Manufacturing Co., a position he held from 1987 to
                                1994. Mr. Duncan is a nominee to the Board of Directors
                                of Martin Industries, Inc.

Jan K. Ver Hagen                Mr. Ver Hagen has been a director of the Company since                       61
                                January 1996 and the non-executive Chairman of the
                                Board since May 1998.  Mr. Ver Hagen currently serves
                                as Senior Vice President reporting to the Chairman of
                                Emerson Electric Co. ("Emerson"), a manufacturer and


                           Principal Occupation During
Name                       the Past Five Years                                                          Age
----------------------------------------------------------------------------------------------------------------

                           marketer of electronic and electrical products. Prior to
                           joining Emerson, Mr. Ver Hagen was employed by United
                           Dominion Industries, Limited ("UDI") as Vice Chairman in
                           1998, and as President and Chief Operating Officer from
                           1994 to 1998. Prior to joining UDI in May 1994,
                           Mr. Ver Hagen was Vice Chairman of Emerson from 1988 to 1994.
                           Mr. Ver Hagen also serves as a director of UDI and Plexus Corp.

Charles E. Thompson        Mr. Thompson has been a director of the Company since                        69
                           May 1998.  Mr. Thompson previously served as Senior
                           Vice President and Director of World Marketing for the
                           Semiconductor Products Sector of Motorola, Inc., a
                           communications and semiconductor solutions provider,
                           from 1975 to 1995.


BOARD MEETINGS AND COMMITTEES

         Ms. Neuman and Messrs. Hauptfuhrer and Evans currently serve as members of the Compensation Committee of the Board of Directors (the "Compensation Committee"). The responsibilities of the Compensation Committee are described under "Compensation Committee Report on Executive Compensation." The Compensation Committee held five meetings during 1998.

         Ms. Davis and Messrs. Thompson and Duncan currently serve as members of the Company's Audit Committee. The Audit Committee (which reviews and approves (i) the scope of the audit performed by the Company's independent auditors and (ii) the Company's accounting principles and internal accounting controls) held two meetings during 1998.

         Messrs. Horowitz, Deason and Ver Hagen currently serve on the Company's Executive Committee. The purpose of the Executive Committee is to act in the place and stead of the Board, to the extent permitted by law and within certain limits set by the Board, on matters that require Board action between meetings of the Board of Directors. The Executive Committee did not meet during 1998.

         Messrs. Ver Hagen and Evans currently serve on the Company's Nominating Committee, which has the principal purpose of selecting, or recommending to the Board of Directors the selection of, nominees for election as Directors of the Company and determining whether to nominate incumbent Directors for reelection. The Nominating Committee, which held no formal meetings during 1998, does not have any procedures established for the consideration of nominees recommended by stockholders.

         During 1998, the Board of Directors held meetings or acted by written consent ten times. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of

Directors and the Committees of which they were a member during the last year, except for Mr. Evans.

BOARD COMPENSATION

         Directors who are not officers or employees of the Company receive an annual retainer of $20,000, plus $1,000 each for every board or committee meeting they attend, and $1,000 for each board or committee meeting such director respectively chairs. The Chairman of the Board of Directors receives an annual retainer of $40,000, plus $2,000 for every board meeting he attends. In addition, Mr. Duncan, who serves as Lead Director, receives an additional $1,000 per board meeting attended for serving in that capacity.

         In addition, the Company's 1993 Stock Option Plan for Outside
Directors , as currently in effect, provides for the granting of nonqualified stock options to independent directors of the Company. Under that option plan, each independent director initially receives a nonqualified option to purchase 5,000 shares of the Company's Common Stock on the date upon which such person first becomes a Director. In addition, each independent director is automatically granted a nonqualified option to purchase 1,000 shares of Common Stock on the first four anniversaries of such Director's election to the Board. At the meeting, stockholders are being asked to adopt the Amended and Restated 1993 Stock Option Plan for Outside Directors, which would provide further flexibility and discretion in the ability to grant options to non-employee directors. See "PROPOSAL THREE - Adoption of the Amended and Restated 1993 Stock Option Plan for Outside Directors."

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid to or accrued on behalf of each person who served as the Chief Executive Officer of the Company during 1998 and the other persons who were serving as an executive officer of the Company at December 31, 1998 and whose total annual salary and bonus exceeded $100,000 for that year (collectively, the "Named Executive Officers") for services rendered in the years ended December 31, 1998, 1997 and 1996.


                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                          INCENTIVE
                                              ANNUAL COMPENSATION                          AWARDS
                                  -----------------------------------------------  ------------------------
                                                                                                   COMMON
                                                                                                   STOCK
                                                                       OTHER       RESTRICTED    UNDERLYING
                                                                      ANNUAL         STOCK        OPTIONS      ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR         SALARY     BONUS   COMPENSATION(A)  AWARDS(B)      (SHARES)   COMPENSATION(C)
----------------------------------------------------------------------------------------------------------------------------
Dennis Horowitz                   1998        $373,880  $ 50,000     $139,718      $306,563       125,000       $   490
   President and  Chief
   Executive Officer

John M. Quarles                   1998         208,500        --       42,798            --            --        92,343
   Chairman and Interim Chief     1997         317,424   120,000           --                          --         5,469
   Executive Officer (d)          1996         387,803        --           --                      10,000         3,692

James E. Deason                   1998         218,994    20,000           --        41,795        17,000         6,341
   Executive Vice President,      1997         205,839    65,000           --                      17,000         4,203
   Chief Financial Officer and    1996         178,158        --           --                      12,000         2,351
   Secretary

Dale G. Barnhart                  1998         150,489    10,000           --        27,877        10,000           205
  Senior Vice President,          1997         138,207    45,000           --                       9,000           265
  Fabricated Products

Johann R. Manning, Jr.            1998          88,443    10,000       45,239        27,877         6,000         2,415
  Vice President, Human
  Resources and General
  Counsel


------------------------
(a) The 1998 amounts include, for Mr. Horowitz, $139,718, and for Mr. Manning, $45,239 in reimbursement of expenses in connection with their respective relocations to Huntsville, and for Mr. Quarles, $42,798 in benefits paid pursuant to the terms of the Company's Retirement Plan.

(b) The dollar value of the restricted stock awards is based upon the closing market price of $20.4375 on February 16, 1999, the date on which the awards were made by the Board of Directors as bonus awards for 1998. The total number of restricted shares awarded was 15,000, 2,045, 1,364 and 1,364 to each of Messrs. Horowitz, Deason, Barnhart and Manning, respectively. Such shares vest at the rate of 50% on each of the first and second anniversaries of the date of grant. In the event that any dividends are paid with respect to the Common Stock in the future, dividends will be paid on the restricted Common Stock at the same rate.

(c) The 1998 amounts include 401(k) matching contributions made by the Company of $4,998, $5,688 and $2,415 for Messrs. Quarles, Deason and Manning, respectively, and term life insurance premiums paid by the Company of $490, $538, $653 and $205 for each of Messrs. Horowitz, Quarles, Deason and Barnhart, respectively. Additionally, the 1998 amount for Mr. Quarles includes an $86,807 payment for accrued vacation time made in connection with his retirement and pursuant to the terms of his employment agreement with the Company.

(d) Mr. Quarles served as Chairman of the Company from May 1994 until May 1998. He served as President and Chief Executive Officer until his retirement from those positions in September 1996 and served as Interim Chief Executive Officer from March 31, 1997 until March 1998 when Mr. Horowitz joined the Company. Mr. Quarles' compensation was established pursuant to an employment agreement with the Company. See "Plans and Arrangements -- Employment Agreement with John M. Quarles."

                       OPTION GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning the stock option grants made to any Named Executive Officers during the fiscal year ended December 31, 1998.



                                                INDIVIDUAL GRANTS
                             --------------------------------------------------------     POTENTIAL REALIZABLE VALUE AT
                             NUMBER OF      PERCENT OF                                    ASSUMED RATES OF STOCK PRICE
                             SHARES OF         TOTAL                                        APPRECIATION FOR OPTION
                               COMMON         OPTIONS                                               TERM(B)
                               STOCK          GRANTED                                    -----------------------------
                             UNDERLYING         TO          EXERCISE
                              OPTIONS        EMPLOYEES      PRICE PER    EXPIRATION
                             GRANTED(A)       IN 1998         SHARE         DATE
           NAME                                                                                  5%            10%
----------------------------------------------------------------------------------------------------------------------
Dennis Horowitz                 125,000          34.97        $40.25       03/23/08         $3,164,126     $8,018,517
James E. Deason                  17,000           4.76         37.675      02/25/08            402,815      1,020,765
Dale G. Barnhart                 10,000           2.80         37.675      02/25/08            236,950        600,450
Johann R. Manning, Jr.            6,000           1.68         36.625      05/28/08            138,200        350,225



----------------
(a) 25,000 of Mr. Horowitz's options are currently exercisable. The remainder of his options vest at the rate of 20% per year for five years beginning on March 23, 1999. Options vest at the rate of 20% per year for five years beginning on February 25, 1999 for Messrs. Deason and Barnhart and beginning on May 28, 1999 for Mr. Manning.

(b) The assumed annual rates of appreciation of five and ten percent would result in the price of the Company's Common Stock increasing from $40.25 to $65.56 and $104.40 per share, respectively, for Mr. Horowitz, from $37.675 to $61.37 and $97.72, respectively, for Messrs. Deason and Barnhart and from $36.625 to $59.66 and $95.00, respectively, for Mr. Manning.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION VALUE TABLE

       The following table sets forth information with respect to stock options exercised during the year ended December 31, 1998, the aggregate number of unexercised options to purchase Common Stock granted in all years to any of the Named Executive Officers and held by them as of December 31, 1998, and the value of unexercised in-the-money options (i.e., options that had a positive spread between the exercise price and the fair market value of the Common Stock) as of December 31, 1998:

                                                               NUMBER OF
                                                               SHARES OF
                                                              COMMON STOCK                  VALUE OF
                                                               UNDERLYING                  UNEXERCISED
                                                               UNEXERCISED                IN-THE-MONEY
                                                                OPTIONS AT                 OPTIONS AT
                                  SHARES                    DECEMBER 31, 1998         DECEMBER 31, 1998(A)
                                 ACQUIRED                 ---------------------     -------------------------
                                    ON        VALUE
            NAME                 EXERCISE    REALIZED     VESTED       UNVESTED      VESTED          UNVESTED
-----------------------------------------------------------------------------------------------------------------
Dennis Horowitz                     --          --        25,000        100,000           --             --
John M. Quarles(b)                  --          --        42,400             --     $463,752             --
James E. Deason                     --          --        15,100         41,400           --             --
Dale G. Barnhart                    --          --         1,800         17,200           --             --
Johann R. Manning, Jr.              --          --            --          6,000           --             --


--------------------

(a) For all unexercised in-the-money options, assumes a fair market value at December 31, 1998 of $21.00 per share of Common Stock, which was the last transaction in the Common Stock on the New York Stock Exchange as of that date.

(b) Based on information known to the Company as of May 21, 1998, when Mr. Quarles retired from all positions with the Company.


PLANS AND ARRANGEMENTS

         RETIREMENT PLANS. Executive employees of the Company are eligible to participate in the Wolverine Tube, Inc. Retirement Plan (the "Retirement Plan"). This funded noncontributory defined benefit plan provides an annuity benefit, upon retirement at normal retirement age of 65, of (i) 1.5% of average monthly compensation, averaged over the 60 month period that produces the highest average during the last 120 months, times (ii) years of service to the Company, minus (iii) an adjustment for Social Security benefits as described in the Retirement Plan. Upon early retirement prior to age 60, a reduction will be made to the foregoing benefit equal to 4% for each year by which such retirement precedes age 60, ending at age 55, the minimum age to receive pension benefits. A minimum of five years of service is needed for eligibility for an early retirement benefit. There is a minimum benefit of 1.25% of average monthly base compensation multiplied by years of service with the Company. However, no Company executive is expected to receive a benefit under this formula.

         The covered compensation of participants used to calculate the retirement benefits described above consists of base pay, overtime, commissions, non-incentive bonus payments and year-end bonuses or incentive compensation not in excess of one-half of base pay.

         The Company has a Supplemental Executive Retirement Plan (the "Executive Plan"). This defined benefit pension plan is nonfunded and provides benefits to certain eligible executives of the Company. The benefits provided under the Executive Plan are identical to the benefits provided by the Retirement Plan, except that under the Retirement Plan final average annual compensation for purposes of determining plan benefits is capped at $160,000 pursuant to certain Internal Revenue Service limits. Benefits under the Executive Plan are not subject to this limitation. However, Executive Plan benefits are offset by any benefits payable from the Retirement Plan.

         The following table shows the estimated approximate annual benefits payable upon normal retirement at age 65 in 1998 under both the Retirement Plan and Executive Plan for persons in specified remuneration and years of service classifications.

                               PENSION PLAN TABLE


    FINAL
   AVERAGE
    SALARY                           YEARS OF SERVICE
   -------------------------------------------------------------------------------
                      15            20            25            30            35
   -------------------------------------------------------------------------------
   $125,000         25,943        34,591        43,238        51,886        61,261
    150,000         31,568        42,091        52,613        63,136        74,386
    175,000         37,193        49,591        61,988        74,386        87,511
    200,000         42,818        57,091        71,363        85,636       100,636
    250,000         54,068        72,091        90,113       108,136       126,886
    300,000         65,318        87,091       108,863       130,636       153,136
    350,000         76,568       102,091       127,613       153,136       179,386
    400,000         87,818       117,091       146,363       175,636       205,636
    450,000         99,068       132,091       165,113       198,136       231,886
    500,000        110,318       147,091       183,863       220,636       258,136

         As of December 31, 1998, Mr. Horowitz had 1 year of credited service in the Retirement Plan, Mr. Quarles had 25 years of credited service, Mr. Deason had 4 years, Mr. Barnhart had 2 years and Mr. Manning had 1 year. Mr. Horowitz, Mr. Quarles, Mr. Deason, Mr. Barnhart and Mr. Manning had compensation of $373,880, $208,500, $218,994, $150,489 and $88,443 for purposes of the above table, as of December 31, 1998.

         EMPLOYMENT AGREEMENT WITH JOHN M. QUARLES. In connection with Mr. Quarles' retirement as President and Chief Executive Officer of the Company in September 1996, the Company entered into an Employment Agreement, dated September 16, 1996 (the "Agreement"), with Mr. Quarles, which replaced and superseded his then existing employment agreement. Pursuant to the Agreement, Mr. Quarles agreed to continue to serve as Chairman of the Company following his retirement as President and Chief Executive Officer, and in such capacity, from and after January 1, 1997, to devote at least 60 days per year to the performance of his duties thereunder. The Agreement provided that commencing January 1, 1997, Mr. Quarles would receive a base salary of $100,100 per year (subject to periodic adjustment by the Board) plus an amount equal to 1/60 of such base salary for each day in excess of 60 days per year that Mr. Quarles devoted to his duties thereunder. In addition, Mr. Quarles would be eligible to receive an annual bonus under the Company's key manager bonus plan. The Agreement also provided that if Mr. Quarles were terminated for cause or if he resigned, other than for certain enumerated reasons, he would be entitled to receive only the severance benefits provided by the Company's standard severance plan and to payment of his salary through the date of his termination or resignation. If he were terminated without cause or resigned for one of the enumerated reasons, he would be entitled to receive an amount equal to his salary through the term of the Agreement plus continuance of medical and life insurance benefits. In addition, the Agreement provided that Mr. Quarles would have the right to receive medical and insurance benefits, to retain all of his stock options and to exercise those options as they vest or until they terminate pursuant to their terms. In Mr. Quarles' role as Interim Chief Executive Officer, Mr. Quarles was compensated in accordance with the terms of the Agreement from March 1997 until March 1998.

         SEVERANCE PAY PLAN. The Company's Severance Pay Plan (the "Severance Plan") provides benefits to all eligible employees who have at least one year of service and who are terminated for reasons other than for cause. Severance benefits include payment of all accrued vacation and two weeks pay at the employee's current base salary plus one-half of one week's pay for each full year of continuous service, not to exceed 26 weeks. Acceptance of severance benefits constitutes a release of all claims against the Company, except claims in accordance with the provisions of applicable benefit plans.

         CHANGE OF CONTROL, SEVERANCE AND NON-COMPETITION AGREEMENTS. The Company has entered into Change of Control, Severance and Non-Competition Agreements ("Severance Agreements") with each of the Named Executive Officers. The Severance Agreements generally provide that (i) certain payments may be made by the Company to the Named Executive Officer if his employment is terminated or he resigns in certain circumstances, (ii) during the term of employment and for a period of three years following termination of employment with the Company, the Named Executive Officer will not disclose or improperly use confidential information relating to the Company, (iii) for a period of two years following termination of employment with the Company, the Named Executive Officer will not solicit business from the Company's customers, and (iv) during the term of employment and for a specified period of years following termination of employment with the Company, the Named Executive Officer will not compete with the Company in the United States.

         The Severance Agreement with Mr. Horowitz provides that if he is terminated for cause or resigns, other than for certain enumerated reasons, he is entitled to receive only the severance benefits provided by the Company's standard procedure and practice, and payment of his salary through the date of termination or resignation. If Mr. Horowitz is terminated without cause or resigns for one of the enumerated reasons, he is entitled to three years' salary, plus payment for any unused vacation time for the year of termination or resignation (all payable either in a lump sum or in periodic payments over three years) plus temporary continuation of his medical and life insurance benefits. In the event that Mr. Horowitz is terminated without cause or resigns for any reason within two years of a change in control, he would be entitled to an additional amount equal to forty percent of his base salary for each year that continuing payments are made to him pursuant to the Severance Agreement, except that, in the event the termination or resignation occurs after the first six months of the Company's fiscal year, then he would be entitled to receive the greater of the actual amount of the annual bonus to which he would be actually entitled to be paid pursuant to the Company's annual bonus plan for the year in which the termination occurred and forty percent of his base salary for that year. In those circumstances following a change in control, Mr. Horowitz would also be entitled to reimbursement for outplacement services utilized by him for up to one year following his termination or resignation. Mr. Horowitz's Severance Agreement provides that he may not compete with the Company in the United States for a period of three years from termination of employment.

         The Severance Agreements with each of Messrs. Deason, Barnhart and Manning provide that if such officer is terminated for cause or if he resigns other than for certain enumerated reasons, he is entitled to only the severance benefits provided by the Company's standard procedure and practice and payment of his salary through the date of his termination or resignation. The Severance Agreements with Messrs. Barnhart and Manning provide that if such officer is terminated without cause or resigns for one of the enumerated reasons, or resigns for any reason within two years following a change in control, he is entitled to two years' salary plus payment for any unused vacation time for that year (payable either in a lump sum or in periodic payments over two years) plus temporary continuation of such officer's medical and life insurance benefits. The Severance Agreement with Mr. Deason provides that (i) if he is terminated without cause or resigns for any reason within two years following a change in control, he is entitled to three years' salary or (ii) if such termination or resignation for any of the enumerated reasons occurs in any other circumstances, he is entitled to two years' salary plus, in either case, payment for any unused vacation time for that year (payable either in a lump sum or in periodic payments over two or three years, as applicable) plus temporary continuation of his medical and life insurance benefits. The Severance Agreements with each of Messrs. Deason, Barnhart and Manning also provide that, in the event such officer is terminated without cause or resigns for any reason within two years of a change in control, he would be entitled to an additional amount equal to thirty percent of his base salary for each year that continuing payments are made pursuant to the Severance Agreement, except that, in the event the termination or resignation occurs after the first six months of the Company's fiscal year, then he would be entitled to receive the greater of the actual amount of the annual bonus to which he would be actually entitled to be paid pursuant to the Company's annual bonus plan for the year in which the termination occurred and thirty percent of his base salary for that year. In those circumstances following a change in control, each officer would also be entitled to reimbursement for outplacement services utilized by him for up to one year following termination or resignation. The Severance Agreements for each of Messrs. Deason, Barnhart and Manning provide that such officer may not compete with the Company in the United States for a period of two years from termination of employment.

         A "change in control" is defined in the Severance Agreements to mean:
(i) a merger, consolidation or other reorganization of the Company that results in the shareholders of the Company holding less than a majority of the voting power of the resulting entity after such a transaction; (ii) a sale or transfer of all or substantially all of the Company's assets to an entity in which the shareholders of the Company hold less than a majority of the voting power of such entity immediately following such sale or transfer; (iii) the filing of a report pursuant to the provisions of the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that a person or entity beneficially owns shares representing at least 15% of the Company's voting power; (iv) disclosure by the Company, pursuant to the requirements of the Exchange Act, that a change in control (as defined in the Exchange Act) has occurred or may occur pursuant to a then-existing agreement; or (v) during a period of two consecutive years, the failure to reelect a majority of the members of the Company's Board of Directors to the Board.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

         The Compensation Committee is responsible for the general compensation policies of the Company, and in particular is responsible for setting and administering the policies that govern compensation of the Company's executive officers. The Compensation Committee, which is comprised of three non-employee directors, evaluates the performance of management and determines the compensation levels for all executive officers.

         To assist in determining compensation policies, the Compensation Committee from time to time retains management and compensation consulting firms to evaluate the Company's various compensation programs. Additional information on compensation has been derived in the course of recruiting senior executives for the Company.

         The objective of the Compensation Committee is to establish policies and programs to attract, retain and motivate key executives, and to reward performance by those executives that benefits the stockholders. The primary elements of executive officer compensation are base salary, annual cash bonus awards, long term incentive compensation awards, and stock option and restricted stock awards. Base salary is based on factors such as the individual executive officer's level of responsibility and comparison to similar positions in the Company and in comparable companies. Annual cash bonus awards are generally based on the Company's performance measured against the attainment of financial and other objectives established annually by the Board of Directors, and on achieving individual performance objectives. Long term incentive awards, which include cash awards, as well as restricted stock and stock option awards, are intended to align the executive officer's interests with those of the stockholders in promoting the long-term growth of the Company, and are determined based on the executive officer's salary, level of responsibility, number of options previously granted, competitive benchmarks established in comparisons to similarly situated companies, and contributions toward achieving the objectives of the Company. Further information on each of these compensation elements is set forth below.

SALARIES

         Base salaries for executive officers (other than the Chief Executive Officer (the "CEO")) are adjusted annually, following a review by the CEO. In the course of the review, performance of the individual with respect to specific objectives is evaluated, as are any increases in responsibility, and salaries for similar positions and levels of responsibility within the Company and in comparable companies. The specific objectives for each executive officer (other than the CEO) are set by the CEO, and will vary for each executive position and for each year. Since this is a base salary review, performance of the Company is not weighed heavily in the result. When all reviews are completed, the CEO makes a recommendation to the Compensation Committee for its review and final approval.

         With respect to the CEO, the Compensation Committee generally reviews and establishes a base salary, which is influenced primarily by the Compensation Committee's assessment of the individual's performance and the Compensation Committee's expectations as to his future contributions. Competitive compensation data is also a major factor in establishing the CEO's salary, but no precise formula is applied in considering this data. In connection with the process of searching for and hiring a new CEO in 1998, the Board determined that, based upon market conditions, the base salary, bonus and equity compensation elements would need to be increased in order to attract a suitable candidate for the position. Accordingly, the base salary of $500,000 that was offered to and accepted by Mr. Horowitz was established in the process that led to his hiring.

BONUSES

         The Compensation Committee believes that the executive officers should be entitled to receive cash bonus awards based upon both individual achievement as well as the financial performance of the Company. Pursuant to the Company's annual management bonus plans, annual cash bonus objectives are more heavily dependent on the financial performance of the Company, and less so on individual performance. The Board of Directors of the Company reviews the business plan developed by management and then approves the objectives for the year, capital expenditure plans and other factors, and sets a target amount of earnings. The Compensation Committee then incorporates this target into the bonus plans as a threshold below which no bonus would be paid. Performance factors are considered, such as attainment of objectives in product development, market share, representation of the Company at analyst and investor meetings, development of management personnel, and other considerations. In measuring those objectives with respect to the CEO, the Compensation Committee assessed such factors as executive management skills, investor relations, leadership, company performance in the context of market conditions, and strategic planning and development.

         The Company has also established long-term incentive plans developed in consultation with senior management and with compensation consultants, and the CEO, and selected senior executives designated by the CEO and approved by the Compensation Committee, are eligible for awards under the plan based upon the Company's return on total capital measured over a four year period. Bonus objectives for all participants (including the CEO) under the long-term incentive plans are based upon an incremental scale depending upon achieving or exceeding the specified target return rate.

STOCK OPTION AND RESTRICTED STOCK AWARDS

         Stock options and restricted stock awards are an integral part of each executive officer's compensation and are intended to provide an incentive to continue as employees of the Company over the long term, and to align the interests of the executive with those of the stockholders by providing a stake in the Company. All equity based awards for management are generally granted pursuant to the Company's 1993 Equity Incentive Plan (the "Equity Plan"). Grants of stock options to participants generally are made at fair market value on the date of the grant, vest over a period of five years, and expire after ten years. In making grants of equity awards, the Compensation Committee takes into account the total number of shares available for grant under the plan, prior grants outstanding, and estimated requirements for future grants. Individual awards take into account the executive officer's contributions to the Company, scope of responsibilities, strategic and operational goals, salary and number of unvested options or other equity awards.

         In determining equity based awards for the CEO, the Compensation Committee weighs all of the above factors, but, recognizing the CEO's critical role in developing strategies for the long-term benefit of the Company, may grant awards that are greater than may be indicated by comparisons of relative salary amounts. Stock options and restricted stock are an important element in attracting and retaining capable executives at all levels, and this is particularly so in the case of the CEO, who must constantly act in the stockholders' interest. In 1998, in connection with his appointment as CEO, Mr. Horowitz was granted stock options to purchase 125,000 shares of Common Stock. Options to purchase 60,000 of such shares were granted under the Equity Plan. Due to a limitation on the number of options available for grant during a single year pursuant to the Equity Plan, the remaining options to purchase 65,000 shares of Common Stock were granted pursuant to the terms of a NonQualified Option Agreement between Mr. Horowitz and the Company containing substantially the same terms as the grant made pursuant to the Equity Plan. During the process of searching for and hiring a new CEO, the Compensation Committee determined that in order to provide an appropriate incentive over the long term, it was necessary to grant options in excess of the maximum amount currently specified in the Equity Plan. In addition, the CEO was awarded 15,000 shares of restricted stock, valued at approximately $306,563 in February 1999, representing a portion of a discretionary performance award granted to him for 1998.

SUMMARY

         The Company's 1998 earnings fell short of the target set by the Board of Directors, which governs awards under the management bonus plan. Therefore, there were no bonus payments under that program for 1998; however, the Compensation Committee did determine to make discretionary performance awards during the first quarter of 1999 to certain executive officers (including the CEO) based upon individual performance during 1998, a portion of which award amounts were paid in the form of restricted stock awards. Based on available information, the Compensation Committee believes that the Company's level of base salaries is competitive, and that the Company's bonus programs will cause bonus levels to be competitive as well. The Committee continually reviews the Company's compensation programs to ensure that the overall package is competitive, balanced, and that proper incentives and rewards are provided.(1)

Compensation Committee

Gail O. Neuman
Thomas P. Evans
W. Barnes Hauptfuhrer


--------

(1) Due to the historical compensation levels of the Company's executive officers, the Compensation Committee has not yet formulated a policy on qualifying executive officer compensation under new Section 162(m) of the Code (adopted under the Omnibus Budget and Reconciliation Act of 1993).

                         COMPANY STOCK PRICE PERFORMANCE

         Set forth below is a line graph comparing the five-year cumulative total stockholder return on the Common Stock since December 31, 1993, with the cumulative total stockholder return of the S&P Industrials Index, the NYSE Composite Index and the Russell 2000 Index, assuming reinvestment of any dividends.


                                   [GRAPHIC]


TOTAL CUMULATIVE RETURNS

                             12/31/93        12/31/94        12/31/95       12/31/96        12/31/97        12/31/98
                             --------        --------        --------       --------        --------        --------

Wolverine Tube, Inc.            100             120             190            178             157             106
S&P Industrials                 100             104             140            172             225             301
NYSE Composite                  100              97             127            151             197             230
Russell 2000                    100              97             122            140             169             163

                          COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         The members of the Board of Directors, the executive officers of the Company and persons who hold more than ten percent of the Common Stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which require them to file reports with respect to their ownership of the Company's securities on Form 3 and transactions in the Company's securities on Forms 4 or 5. Based solely on its review of the copies of such forms received by it and written representations from the Company's executive officers and directors, the Company believes that, for the fiscal year ended December 31, 1998, with the exception of the filing of Mr. Hauptfuhrer's Form 3, which was inadvertently filed late, the Section 16(a) filing requirements were complied with by all incumbent executive officers, directors and director nominees during the year.


                    PROPOSAL TWO - APPROVAL OF THE AMENDMENT
                        TO THE 1993 EQUITY INCENTIVE PLAN

         On March 25, 1999, the Board of Directors of the Company adopted, subject to stockholder approval, an amendment of the Company's 1993 Equity Incentive Plan, as previously amended (the "Equity Plan"), to provide for an increase (i) in the maximum number of shares of Common Stock that may be issued and sold thereunder from 1,225,000 to 2,075,000 and (ii) in the maximum number of shares of Common Stock issuable pursuant to options or stock appreciation rights that may be granted to a participant during any calendar year from 60,000 to 125,000 shares of Common Stock. The Board of Directors believes that continuing to provide officers and key employees of the Company and its subsidiaries with a proprietary interest in the Company helps to attract, retain and motivate such persons and rewards them for their contributions to the Company.

         The provisions of the Equity Plan, which was originally approved by a majority of the Company's stockholders in June 1993, as proposed to be amended, are summarized below. Such summaries do not purport to be complete, and are qualified in their entirety by reference to the full text of the Equity Plan, a copy of which is attached to this Proxy Statement as Annex A.

SUMMARY OF THE EQUITY PLAN

         The Equity Plan is administered by the Compensation Committee, which is composed of directors who are not officers of the Company and are not eligible to participate in the Equity Plan. The Compensation Committee has the authority under the Equity Plan to grant awards to officers or other key employees of the Company selected on the basis of their present and potential contributions to the Company. Non-employee directors are not eligible to receive awards under the Equity Plan. A total of 2,075,000 shares of Common Stock have been reserved for issuance under the Equity Plan, of which 1,052,012 are subject to outstanding options as of March 31, 1999. Shares that are issued upon exercise of stock options or are otherwise awarded under the Equity Plan may be either newly issued shares or shares of Common Stock that are held in treasury. Upon the payment of any option exercise price by the transfer to the Company of shares of Common Stock or upon satisfaction of any withholding amount by means of transfer or relinquishment of shares of Common Stock, there shall be deemed to have been issued or transferred under the Equity Plan only the net number of shares of Common Stock actually issued or transferred by the Company.

         The Equity Plan provides for the award of nonqualified options, incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), free-standing or tandem stock appreciation rights ("SARs"), and restricted shares. The Equity Plan also permits the Compensation Committee to specify the terms and conditions of other types of equity-based or equity-related awards which are consistent with the purposes of the Equity Plan and the interests of the Company.

         Under the option component of the Equity Plan, awardees will receive the right to purchase a specified number of shares of Common Stock at an option exercise price determined by the Compensation Committee on the date of grant. In the case of an ISO, however, the option price shall be no less than the fair market value of a share of Common Stock on the date of grant.

         As the Equity Plan is proposed to be amended, no participant shall be granted option rights (or SARs) for more than 125,000 shares of Common Stock during any calendar year, subject to adjustments as provided in the Equity Plan. The aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of ISOs during the life of the Equity Plan, as proposed to be amended, shall not exceed 2,075,000 shares, subject to adjustments as provided in the Equity Plan. Any grant may provide for the automatic grant of additional option rights to an optionee upon the exercise of option rights using shares of Common Stock as payment of the option exercise price or in satisfaction of the optionee's tax liability.

         Under the SAR component of the Equity Plan, awardees will receive rights which entitle them to payments based on changes in the value of shares of Common Stock. SARs may be granted either in tandem with option rights or as free-standing rights. Tandem SARs entitle an awardee to a payment at the time of exercise equal to the spread between the option price of the tandem option and the current fair market value of the shares of Common Stock. Free-standing SARs entitle an awardee to a payment at the time of exercise equal to the spread between an initial value determined by the Compensation Committee and the current fair market value of the shares of Common Stock. At the direction of the Compensation Committee, payment of the spread may be in cash, shares of Common Stock, or a combination thereof.

         Restricted Shares under the Equity Plan are shares of Common Stock that are subject to vesting restrictions for such time as Compensation Committee shall determine. The participant is entitled immediately to voting, dividends and other ownership rights in such shares. Restricted Shares may be granted or offered for sale to any participant, may be granted solely in consideration for services rendered or to be rendered to the Company, and may also be granted in substitution or exchange for other restricted property held by a participant.

         Under the Equity Plan, the Compensation Committee has the authority to set the terms and provisions of each applicable award, including the applicable vesting schedule, exercise price and the methods by which participants may pay the option exercise price, which include, among other things, stock delivery, stock withholding and broker-coordinated cashless exercises.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Equity Plan based on Federal income tax laws in effect on January 1, 1999. This summary is not intended to be complete and does not describe state or local tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

         Nonqualified Options. In general, (i) no income will be recognized by an optionee at the time a nonqualified option is granted; (ii) at the time of exercise of a nonqualified option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

         ISOs. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

         If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

         SARs. No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares received on the exercise.

         Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

TAX CONSEQUENCES TO THE COMPANY

         To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

ELIGIBILITY

         Officers and key employees of the Company and its subsidiaries (approximately 120 as of December 31, 1998), as determined by the Compensation Committee, may be selected to receive benefits under the Equity Plan.

PLAN BENEFITS

         For disclosure of outstanding awards granted to the Named Officers, the executive officers as a group, non-executive directors and the non-executive officer employees as a group, see the table under the caption "Benefits Granted Under the Equity Plan and the Directors' Plan," included in "PROPOSAL THREE - Approval of the Amended and Restated 1993 Stock Option Plan for Outside Directors" below.


         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

           PROPOSAL THREE - APPROVAL OF THE AMENDED AND RESTATED 1993
                     STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

         On March 25, 1999, the Board of Directors of the Company adopted the Amended and Restated 1993 Stock Option Plan for Outside Directors (the "Directors' Plan"). The purposes of the Directors' Plan, which was originally adopted by the Company's stockholders in 1993, are to promote the long-term success of the Company by creating a long-term mutuality of interests between the directors and stockholders of the Company, to provide an additional inducement for such directors to remain with the Company, to reward such directors by providing an opportunity to acquire shares of Common Stock on favorable terms and to provide a means through which the Company may attract able persons to serve as directors of the Company.

         The Board of Directors determined to amend the existing stock option plan for outside directors in order (i) to increase the maximum number of shares of Common Stock that may be issued thereunder from 105,000 to 185,000 shares,
(ii) to provide that, rather than limiting the formula grants of 1,000 options to be made only on the first four anniversaries of a non-employee director's initial election to the Board of Directors, such grants shall be made on each anniversary of such director's election to the Board of Directors, and (iii) to allow for options to be granted to outside directors from time to time in lieu of retainer amounts or other compensation otherwise payable to the outside director. In addition, the previous restriction that options may not be exercised until at least one year from the date of grant is being eliminated.

         The provisions of the Directors' Plan, as amended and restated in March 1999, are summarized below. Such summaries do not purport to be complete, and are qualified in their entirety by reference to the full text of the Directors' Plan, a copy of which is attached to this Proxy Statement as Annex B.

SUMMARY OF THE DIRECTORS' PLAN

         The Directors' Plan is administered by the members of the Board of Directors who are not eligible to receive awards under the Directors' Plan. All directors who are not employees of the Company or any of its subsidiaries are eligible to receive awards under the Directors' Plan. A total of 185,000 shares of Common Stock have been reserved for issuance under the Directors' Plan, of which 47,000 are subject to outstanding options as of March 31, 1999. Each non-employee director receives options to purchase 5,000 shares of Common Stock on the date of such individual's election or appointment to the Board of Directors (the "Initial Options"). On each anniversary of a non-employee director's election to the Board of Directors, that non-employee director, who is a member of the Board of Directors on such anniversary date, shall receive options, effective on the anniversary date, to purchase 1,000 shares of Common Stock (the "Periodic Options"). The Directors' Plan also allows for additional options to be granted to non-employee directors in lieu of retainer amounts or other compensation otherwise payable to such non-employee director (the "Additional Options"). The exercise price of any option granted to a non-employee director shall be equal to the fair market value of the Common Stock on the date of grant.

         Subject to the expiration or earlier termination, the Initial Options shall vest at the rate of 33 1/3% per year beginning on the first anniversary of the date of grant, while the Periodic Options and Additional Options are fully vested on the date of grant, unless otherwise determined by the committee of the Board of Directors that administers the Directors' Plan. All options under the Directors' Plan terminate on the earlier of the tenth anniversary of the date of grant unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Directors' Plan. No option under the Directors' Plan is transferable or assignable by the non-employee director other than by the laws of descent and distribution and may be exercised, during the lifetime of the non-employee director, only by the non-employee director, or in the event of his or her death, by a beneficiary designated by the non-employee director, provided, that, the option has not been terminated.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Directors' Plan based on Federal income tax laws in effect on January 1, 1999. This summary is not intended to be complete and does not describe state or local tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

         Options granted under the Directors' Plan will be nonqualified options. In general, (i) no income will be recognized by an optionee at the time a nonqualified option is granted; (ii) at the time of exercise of a nonqualified option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as a short-term or long-term capital gain (or loss).

TAX CONSEQUENCES TO THE COMPANY

         To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

BENEFITS GRANTED UNDER THE EQUITY PLAN AND THE DIRECTORS' PLAN

         The table below shows the option awards that have been granted to each of the following persons or groups under the Equity Plan or the Directors' Plan from inception through March 31, 1999.



                        PLAN BENEFITS PREVIOUSLY GRANTED

                                                                                                         Amended and Restated
                                                                                                         1993 Stock Option Plan
                                                                  1993 Equity Incentive Plan             For Outside Directors
                                                                  --------------------------             ----------------------

                                                                                    Estimated
                                             Outstanding                             Value of                       Outstanding
                                               Option        Dollar              Restricted Stock        Dollar       Option
                Name                           Rights        Value                  Awards (1)            Value       Rights
                ----                          --------      -------                 -----------           -----       -------

Dennis Horowitz
  President and Chief Executive
  Officer                                       60,000        (2)                   $538,687.50            N/A           N/A

John M. Quarles
  Retired Chairman and
  Interim Chief Executive Officer               10,000        (2)                           N/A            N/A           N/A

James E. Deason
  Executive Vice President,
  Chief Financial Officer
  and Secretary                                 56,500        (2)                    130,446.88            N/A           N/A

Dale G. Barnhart
  Senior Vice President,
  Fabricated Products                           19,000        (2)                     94,259.75            N/A           N/A

Johann R. Manning, Jr.
  Vice President, Human Resources
  and General Counsel                            6,000        (2)                     83,000.13            N/A           N/A

Executive Officer Group (5
persons)                                       156,500        (2)                    920,331.75            N/A           N/A

Non-Executive Director Group (7
persons)                                           N/A       N/A                            N/A             (2)       47,000

Non-Executive Officer Employee                 885,512        (2)                    278,976.75            N/A           N/A
Group

-----------------------
(1) The estimated value of outstanding restricted stock awards is based upon the closing price of the Common Stock on the New York Stock Exchange on March 31, 1999, which was $21.125 per share.

(2) Stock options were granted under the Equity Plan and the Directors' Plan at exercise prices equal to the fair market value of the Common Stock on the date of grant. The actual value, if any, a person may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. On March 31, 1999, the last reported sale price for the Common Stock on the New York Stock Exchange was $21.125 per share.

         The types of awards and amounts thereof that may be granted under the Equity Plan to the above-named individuals and groups in the future are not determinable at this time.

                THE BOARD RECOMMENDS VOTING "FOR" THIS PROPOSAL.

                 PROPOSAL FOUR - RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board of Directors has selected Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending December 31, 1999, and recommends that the stockholders vote for ratification of such appointment. Ernst & Young LLP has audited the Company's financial statements since 1989. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of a new independent auditors at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and be available to respond to appropriate questions. THE BOARD RECOMMENDS VOTING "FOR" THIS PROPOSAL.

                                 OTHER BUSINESS

         The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment.

                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                           AT THE NEXT ANNUAL MEETING

                  In order for a stockholder proposal to be considered for inclusion in the proxy statement for the Company's 2000 Annual Meeting of Stockholders, such proposal must be received by the Company at its principal executive office no later than December 24, 1999. In accordance with the rules of the SEC and the Company's Bylaws, the Company may exclude from consideration at the meeting any proposals that are not timely. To be timely, a proposal must be received by the Company no later than 60 days prior to the annual meeting. However, if the Company does not publicly announce the date of the annual meeting at least 75 days before such meeting, a stockholder has 10 days from the date of that public announcement to deliver any proposal to the Company.

                                            By Order of the Board of Directors

                                            /s/  Jan K. Ver Hagen
                                            ------------------------------------
                                            Jan K. Ver Hagen
                                            Chairman
April 23, 1999

                                                                         ANNEX A


                              WOLVERINE TUBE, INC.

                           1993 EQUITY INCENTIVE PLAN



         1. Purpose. The Wolverine Tube, Inc. 1993 Amended and Restated Equity Incentive Plan (the "Plan") is intended to enhance the ability of Wolverine Tube, Inc., a Delaware corporation (the "Company"), to attract, retain and motivate key executives and employees of the Company and its Subsidiaries (as defined herein), by providing such persons with an opportunity to obtain a proprietary interest in the Company and by rewarding them for their contributions to the Company.


         2.       Definitions.  As used herein:

                  "Awards" means Options, Restricted Shares, Stock Appreciation Rights or the additional awards referred to in Section 10 below.

                  "Beneficiary" or "Beneficiaries" means the person or persons designated by a Participant pursuant to the provisions of the Agreement (as defined in Section 6) to receive payments or rights pursuant to such Agreement upon the Participant's death. If no Beneficiary is so designated by a Participant or if no Beneficiary is living at the time a payment is due pursuant to such Agreement, payments shall be made to the estate of such Participant. The Agreement shall provide a Participant with the right to change the designated Beneficiaries from time to time by written instrument executed by the Participant and filed with the Committee in accordance with such rules as may be specified by the Committee; provided, however, that no Beneficiary designation shall be effective unless it is received by the Committee prior to the date of death of the Participant.

                  "Board" means the Board of Directors of the Company.

                  "Change in Control of the Company" means any of the following events:

                  (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

                  (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                  (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the Voting Stock of the Company;

                  (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

                  (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each Director of the Company first elected during such period was approved by a vote of at least two-thirds of the Directors of the Company then still in office who were Directors of the Company at the beginning of any such period; or

                  (f) The Board approves, or the Company enters into an agreement providing for, a transaction, event or development that constitutes (or would constitute if consummated) a Change of Control pursuant to any of the foregoing.

                  (g)      Notwithstanding the foregoing provisions of (c) and
(d) above, a "Change in Control" shall not be deemed to have occurred for purposes of this Plan (i) solely because (A) the Company, (B) a Subsidiary or
(C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company, either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock of the Company, whether in excess of 20% or otherwise, or because the Company reports that a change of control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) solely because of a change in control of any Subsidiary.

                  "Code" means the internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  "Committee" means the committee of the board described in
Section 4.

                  "Common Stock" means the common stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities as may be applicable under Section 12.

                  "Effective Date" means the date the Plan is first approved by the stockholders of the Company in the manner required by the Company's charter, its Bylaws and the laws of the State of Delaware, at the time such vote is taken.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules or regulations may be amended from time to time.

                  "Fair Market Value" means the fair market value of a share of Common Stock, as determined in good faith by the Committee, using such methodology as it may deem appropriate.

                  "Free-Standing Stock Appreciation Right" means a Stock Appreciation Right not granted in tandem with an Option.

                  "Grant Date" means, with respect to any Award, the date on which such Award was granted.

                  "Incentive Stock Option" means an Option which is intended to qualify as an incentive stock option under Section 422 of the Code.

                  "Initial Value" means the initial value, if any, of a Free-Standing Stock Appreciation Right as determined at the time of grant by the Committee in its discretion and as set forth in the applicable Agreement.

                  "Non-qualified Stock Option" means an Option which is not intended to qualify as an Incentive Stock Option.

                  "Option" means an option to purchase shares of Common Stock, subject to the terms and conditions provided for in Section 7.

                  "Option Price" means the exercise price of an option, as determined at the time of grant by the Committee in its discretion and as set forth in the applicable Agreement; provided, however, that the Option Price for an Incentive Stock Option shall be no less than 100 percent of the fair Market Value of a share of Common Stock as of the Grant Date.

                  "Participant" means an officer or a key employee of the Company, or one of its Subsidiaries, who is designated by the Committee to receive an Award under the Plan.

                  "Restricted Shares" means restricted shares of Common Stock, subject to the terms and conditions provided for in Section 9.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, as such law, rules or regulations may be amended from time to time.

                  "Stock Appreciation Right" means a right to receive the appreciation, if any, in the Fair Market Value of shares of Common Stock, subject to the terms and conditions provided for in Section 8.

                  "Subsidiary" means a corporation in respect of which the Company directly or indirectly beneficially owns or controls a majority of the Voting Stock.

                  "Tandem Stock Appreciation Right" means a Stock Appreciation Right granted in tandem with an Option.

                  "Voting Stock" means at any time, the then-outstanding securities entitled to vote generally in the election of directors of a corporation.

         3. Shares Available for Grant. (a) Subject to adjustment as provided in Section 12 of this Plan, the number of shares of Common Stock that may be issued or transferred under the Plan shall not exceed 2,075,000 shares. Notwithstanding the foregoing:

                           (i) upon the payment of any Option Price by the transfer to the Company of Common Stock or upon satisfaction of any withholding amount by means of transfer or relinquishment of Common Stock, there shall be deemed to have been issued or transferred under this Plan only the net number of shares of Common Stock actually issued or transferred by the Company; and

                           (ii) total shares available under the Plan shall also include any shares relating to awards that expire or are forfeited.

                  (b) Shares of Common Stock issued under the Plan may be authorized and unissued shares or issued and re-acquired shares, as the Committee may from time to time determine.

                  (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary, the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 2,075,000 shares, subject to adjustments as provided in Section 12 of the Plan.

                  (d) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary, no Participant shall be granted Option rights to purchase more than 125,000 shares of

Common Stock during any calendar year or receive more than 125,000 Stock Appreciation Rights in any calendar year, subject to adjustments as provided in
Section 12 of this Plan.


         4. Administration. The Plan shall be administered by the Committee, which shall be appointed by the Board and which shall consist of two or more members of the Board who, during the time of their service as members of the Committee, qualify with respect to the Plan as "Non- Employee Directors", within the meaning of Rule 16b-3 under the Exchange Act. The Committee shall have the authority to interpret and construe the provisions of the Plan and of any agreements under the Plan and make determinations pursuant to any Plan provision or agreement. Each interpretation, determination or other action made or taken pursuant to the Plan by the Committee shall be final, conclusive and binding on all persons. No member of the Committee shall be liable for anything done or omitted to be done by such Committee member or by any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.


         5. Grant or Offer of Awards. The Committee shall, from time to time, make grants of Awards or offers for the sale of Awards to Participants.


         6. Agreement. The terms and conditions of each grant or sale of Awards shall be embodied in a written agreement (the "Agreement") in a form approved by the Committee which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference. Each Agreement shall:

                  (a) state the Grant Date of the Award, the number of shares of Common Stock issuable in connection with the Award or the number of Free-Standing Stock Appreciation Rights or Restricted Shares related to the Award, as the case may be, and:

                           (i) in the case of Options (and any related Tandem Stock Appreciation Rights), the Option Price;

                           (ii) in the case of Restricted Shares, the purchase price, if any, for such Restricted Shares; or

                           (iii)    in the case of Free-Standing Stock
         Appreciation Rights, the Initial Value thereof and the maximum number of shares of Common Stock that may be issued in connection therewith;

                  (b)      specify any applicable vesting schedule;

                  (c) in the case of Options, state whether the Option is intended to qualify as an Incentive Stock Option;

                  (d) provide that Restricted Shares shall only be transferable after they vest and that all other Awards shall not be transferable by the Participant otherwise then by will or the laws of descent and distribution or, in the case of all awards except for Incentive Stock Options, pursuant to a qualified domestic relations order as such term is defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and during the participant's lifetime shall only be exercisable by or paid to the Participant;

                  (e) provide for the treatment of Awards in the event of the termination of the Participant's employment;

                  (f) provide such other additional or alternative terms as may, in the Committee's discretion, be advisable to comply with the exemptive relief provided by Rule 16b-3 under the Exchange Act;

                  (g) provide such other terms and conditions, not inconsistent with the Plan, as the Committee may deem advisable;

                  (h) be signed by the recipient of the Award and a person designated by the Committee; and

                  (i)      be delivered to the recipient of the Award.


         7.       Terms of Options.

                  (a) Terms of Options Generally. Options may be granted to any Participant to purchase such number of shares of Common Stock as the Committee shall determine in its discretion. Options granted under the Plan shall comply with the terms and conditions set forth in this Section 7.

                           (i) Vesting each Option shall vest and become exercisable as determined by the Committee and as set forth in the applicable Agreement; provided, however, that the Committee shall have the right at any time to accelerate the vesting of any Option previously granted under the Plan, and all Options shall immediately vest and become exercisable upon a Change in Control. An Option shall be exercisable following a Participant's termination of employment with the Company and its Subsidiaries at such times and in such manner as determined by the Committee, which the Committee may specify in the applicable Agreement or determine at the time of such termination of employment.

                           (ii) Duration of Options. Each Option shall be effective for such term as shall be determined by the Committee and set forth in the Agreement.

                  (b) Payment of Option Price. Payment of the Option Price shall be made in full at the time the notice of exercise of the Option is delivered to the Committee and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Committee in a particular case determines not to accept a personal check) for the Common Stock being purchased. The Committee may determine at the time the Option is granted for Incentive Stock Options, or at any time before exercise for Non-qualified Stock Options, that additional forms of payment will be permitted. To the extent permitted by the Committee and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an Option may be exercised by:

                           (i) delivery of shares of Common Stock held by the Participant having a Fair Market Value equal to the Option Price and, at the discretion of the Committee, any federal, state or local withholding tax obligations that may arise in connection with the exercise;

                           (ii) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker selected or approved by the Committee, all in accordance with the regulations of the Federal Reserve Board, to deliver promptly to the Company the amount of the sale or loan proceeds to pay the Option Price and, at the discretion of the Committee, any federal, state or local withholding tax obligations that may arise in connection with the exercise;

                           (iii) delivery of instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares having a Fair Market Value equal to the Option Price and, at the discretion of the Committee, any federal, state or local withholding tax obligations that may arise in connection with the exercise;

                           (iv) delivery of a full-recourse promissory note executed by the Participant in an amount which shall equal the Option Price and, at the discretion of the Committee, any federal, state or local withholding tax obligations that may arise in connection with the exercise; provided, however, that (A) such note delivered in connection with an Incentive Stock Option shall, and such note delivered in connection with a Non-qualified Stock Option may, in the sole discretion of the Committee, bear interest at a rate specified by the Committee, but in no case less than the rate required by the Internal Revenue Service to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for purposes of the Code;
         (B) the Committee in its sole discretion shall specify the term and other provisions of such note at the time an Incentive Stock Option is granted or at the time the note is entered into with respect to a Non-qualified Stock Option; (C) the Committee shall require that the Participant pledge the Participant's shares of Common Stock to the Company for the purpose of securing the payment of such note and shall require that the certificate representing such shares be held in escrow in order to perfect the Company's security interest and shall conspicuously note on the face or back of the certificate that future payments are required to be made; and (D) the Committee in its sole discretion may at any time restrict or rescind the Participant's right to deliver a note, upon notification to the Participant.

                  (c) Reload Options. The Committee may provide in the applicable Agreement that the Participant will automatically be granted a new Option (the "Second Option") in the event that the Participant exercises a prior Option (the "First Option") by paying some or all of the exercise price of the First Option with shares of Common Stock or by satisfying some or all of the Participant's tax liability incurred in connection with the first Option by having shares of Common Stock withheld to satisfy such liability. The number of shares of Common Stock subject to the Second Option and the other terms and conditions thereof shall be determined by the Committee and set forth in the Agreement applicable to the First Option.

                  (d) Effect of Exercise on Related Tandem Stock Appreciation Rights. The exercise of an Option shall result in the cancellation of any related Tandem Stock Appreciation Rights on a share-for-share basis.

                  (e) Limitation on Exercise. The Options shall not be exercisable unless either the Common Stock subject to the Options has been registered under the Securities Act of 1933, as amended and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Participant has furnished the Company with an investment representation satisfactory to the Company that such registration and qualification is not required as a result of the availability of an exemption from registration under such laws.

                  (f) Delivery of Certificate. As soon as practicable following the exercise of an Option, a certificate in the Participant's name evidencing the appropriate number of shares of Common Stock issued in connection with such exercise shall be delivered to the Participant.

         8.       Terms of Stock Appreciation Rights.

                  (a) Terms of Stock Appreciation Rights Generally. Each Stock Appreciation Right granted under the Plan shall comply with the terms and conditions set forth in this Section 8.

                           (i) Grants of Stock Appreciation Rights. Each Tandem Stock Appreciation Right shall relate to a specific Option granted under the Plan and in the case of Incentive Stock Options may be granted only concurrently with the Option to which it relates. In the case of Non-qualified Stock Options, Tandem Stock Appreciation Rights may be granted at any time prior to the exercise, termination or expiration of such Option. FreeStanding Stock Appreciation Rights may be granted by the Committee at any time to any Participant.

                           (ii) Vesting, Exercise and Duration of Stock Appreciation Rights. A Tandem Stock Appreciation Right shall be exercisable by a Participant only at such times as the Option to which it relates may be exercised, shall be forfeited when the related Option is forfeited and may expire no later than the expiration of the related Option. Each FreeStanding Stock Appreciation Right shall vest and become exercisable as determined by the Committee and as set forth in the applicable Agreement; provided, however, that all FreeStanding Stock Appreciation Rights shall immediately vest and become exercisable upon a Change in Control.

                           (iii) Value of Stock Appreciation Rights. A vested Stock Appreciation Right shall entitle a Participant to receive from the Company, upon exercise of the right, an amount (payable in the manner described in Section 8(c)) equal to the Fair Market Value on the exercise date of the Stock Appreciation Right of the total number of shares of Common Stock for which the Stock Appreciation Right is exercised, less (A) in the case of Tandem Stock Appreciation Rights, the Option Price that the Participant would have otherwise been required to pay to purchase such shares had the Option been exercised with respect to such shares or (B) in the case of a Free-Standing Stock Appreciation Right, the Initial Value.

                           (iv) Number of Shares Covered by a Tandem Stock Appreciation Right. In no case may the number of shares of Common Stock covered by a Tandem Stock Appreciation Right exceed the number of shares of Common Stock covered by the related Option.

                  (b) Effect of Exercise of Tandem Stock Appreciation Right on Related Option. The exercise of a Tandem Stock Appreciation Right shall automatically result in the cancellation of the related Option on a share-for-share basis.

                  (c) Payment. Payment to a Participant upon the exercise of a Stock Appreciation Right shall be made as soon as practicable following such exercise and, in the discretion of the Committee, may be made in cash, in shares of Common Stock or a combination of cash and shares of Common Stock; provided, however, that payment shall not be made in Common Stock unless Common Stock has been registered under the Securities Act, or the Company has determined that an exemption under such Act is available and applicable to such exercise and payment in Common Stock.

                  (d) Delivery of Certificate. As soon as practicable following the exercise of a Stock Appreciation Right that is paid in whole or part in Common Stock, a certificate evidencing the appropriate number of shares of Common Stock issued in connection with such exercise shall be delivered to the Participant.

         9.       Terms of Restricted Shares.

                  (a) Terms of Restricted Shares Generally. Restricted Shares may be granted or offered for sale to any Participant, may be granted solely in consideration for services rendered or to be rendered to the Company, or its subsidiaries or affiliates, and may also be granted in substitution and exchange for "restricted property" (within the meaning of Section 83 of the Code) held by a Participant. If Restricted Shares are offered for sale hereunder, the purchase price shall be payable in cash, or, in the discretion of the Committee and to the extent provided in the applicable Agreement, in shares of Common Stock already owned by the Participant, in other property or in any combination of cash, shares of Common Stock or such other property. The Restricted Shares granted or offered for sale under the Plan shall comply with the terms and conditions set forth in this Section 9.

                  (b) Purchase Price; Offering Period. Restricted Shares offered for sale shall be sold at a purchase price determined at the time of offering by the Committee in its discretion and as set forth in the applicable Agreement.

                  (c) Delivery of Certificate. At the time of grant or sale of Restricted Shares to a Participant, a certificate evidencing the appropriate number of shares of Common Stock granted or sold to the Participant as Restricted Shares shall be issued in the Participant's name but shall be held by the Company for the account of the Participant until such time as such Restricted Shares vest hereunder. Upon such vesting, the certificate evidencing such shares shall be delivered to the Participant.

                  (d) Vesting. Each Restricted Share shall vest as determined by the Committee and as set forth in the applicable agreement; provided, however, that the Committee shall have the right at any time to accelerate the vesting of any Restricted Shares previously granted under the Plan, and all Restricted Shares shall immediately vest upon a Change in Control.


         10. Other Awards. The Committee shall have the authority to specify the terms and provisions of other equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for the acquisition or future acquisition of Common Stock by Participants.


         11. Effectiveness of the Plan. The Plan was effective on the Effective Date.


         12. Certain Adjustments. The Board may make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding Awards, in the prices per share applicable to Options and Stock Appreciation Rights and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 12.


         13. Amendment of the Plan. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that any amendment which must be approved by the stockholders of the Company in order to comply with applicable law or the rules of any national securities exchange upon which the shares of Common Stock are traded or quoted shall not be effective unless and until such approval has been obtained. Presentation of the Plan or any amendment thereof for stockholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits in plans that do not require stockholder approval.


         14. Termination. Unless previously terminated pursuant to Section 14, the Plan shall terminate on the tenth anniversary of the Effective Date, and no further Awards may be granted hereunder after such date; provided, however, that if the Plan is adopted by the Board prior to the Effective Date, no Incentive Stock Option shall be granted under the Plan on or after the tenth anniversary of the date of such adoption of the Plan by the Board of Directors. Awards then outstanding may continue to be exercised, vest or be paid in accordance with their terms.


         15. Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to the sale or exercise of Awards under the Plan shall be added to the Company's general funds and used for general corporate purposes.


         16.      Miscellaneous.

                  (a) No Rights to Grants or Continued Service. Except as expressly provided for in the Plan, no Participant shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company.

                  (b) No Restriction on Right of Company to Effect Corporate Changes. Nothing in the Plan shall affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (c) Governing Law. The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the law of the State of Delaware.

                  (d) Withholding. As a condition to the making of any Award, the vesting of any Award or the lapse of the restrictions pertaining thereto, the Company may, in the discretion of the Committee, require the Participant to pay such sum to the Company as may be necessary to discharge the Company's obligations with respect to any taxes, assessments or other governmental charges imposed on property or income received by a Participant pursuant to the Plan. In the discretion of the Committee, such payment may be in the form of cash or other property. In the discretion of the Committee, the Company may:

                           (i) make available for delivery a lesser number of shares, in satisfaction of such taxes, assessments or other governmental charges;

                           (ii) deduct or withhold from any payment or distribution to a Participant whether or not pursuant to the Plan; or

                           (iii) offer loans to Participants to satisfy withholding requirements on such terms as the Committee may determine, which loans may be non-interest bearing.

                  (e) Stockholder Rights. A Participant shall have no rights as a stockholder with respect to any shares issued or issuable with respect to an Award until a certificate or certificates evidencing such shares shall have been issued to or for the benefit of such Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof; provided, however, that a Participant shall have all rights of a stockholder as to any Restricted Shares sold or granted to the Participant, including the right to receive dividends and the right to vote for directors and upon other matters in accordance with the Company's charter, except that the Participant shall not have the right to transfer, sell, hypothecate, pledge or otherwise alienate any unvested Restricted Share.

                  (f) Construction of the Term "Participant". Whenever the word "Participant" is used in this Plan under circumstances where the provision should logically be construed to apply to the executors, the administrators, the Beneficiary, or any other person or persons to whom an Award may be transferred by will or by the laws of descent and distribution or by reason of the death of the Participant, the word "Participant" shall be deemed to include such person or persons.

                                                                         ANNEX B

                              AMENDED AND RESTATED
                  1993 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                                       OF
                              WOLVERINE TUBE, INC.


                                    ARTICLE I

                                     PURPOSE

         The purpose of the Wolverine Tube, Inc. Amended and Restated 1993 Stock Option Plan for Outside Directors of the Company (the "Plan") is to retain the services of qualified persons who are not employees of the Company to serve as members of the Board of Directors of the Company and to secure for the Company the benefits of the incentives inherent in increased stock ownership by paying such persons a portion of their compensation for such service through the grant of stock options to purchase shares of Common Stock.


                                   ARTICLE II

                                   DEFINITIONS

         "Administration Committee" means the committee of the Board, which is composed of the members of the Board who are not Outside Directors, that administers the Plan in accordance with Article VIII hereof.

         "Beneficiary" means the person or persons designated by an Outside Director to exercise an Option in the event of an Outside Director's death or, if no such person is designated, the Outside Director's estate.

         "Board" means the Board of Directors of the Company.

         "Change in Control of the Company" has the meaning set forth in Section
14.03 below.

         "Common Stock" means the common stock of the Company, par value $.01 per share.

         "Company" means Wolverine Tube, Inc., a Delaware corporation.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means, with respect to the Common Stock, the average of the closing bid and asked prices as reported on the New York Stock Exchange Composite Trading Tape for the date of determination and the four preceding trading days.

         "Option" means an option to purchase shares of Common Stock granted under the Plan to an Outside Director.

         "Outside Director" means a member of the Board who is not an employee of the Company or any of its subsidiaries.


                                   ARTICLE III

                                SHARES AVAILABLE

         Subject to the provisions of Article XII of the Plan, no more than 185,000 shares of Common Stock shall be issued pursuant to the exercise of Options granted under the Plan. If an Option is forfeited or expires without being exercised, the shares of Common Stock subject to the Option shall be available for additional Option grants under the Plan. Either authorized and unissued shares of Common Stock or treasury shares may be delivered pursuant to the exercise of Options granted under the Plan.


                                   ARTICLE IV

                                  PARTICIPATION

         All Outside Directors shall participate in the Plan. Grants of Options to purchase Common Stock may be made pursuant to the Plan only to Outside Directors.


                                    ARTICLE V

                                GRANTS OF OPTIONS

         5.01 Initial and Periodic Grants. Unless otherwise determined by the Administration Committee, each Outside Director shall be granted the following options: (a) each individual who is or becomes an Outside Director after the date hereof shall be granted an Option to purchase 5,000 shares of Common Stock, effective as of the date of such individual's election or appointment to the Board (the "Initial Options"); (b) on each anniversary of each Outside Director's election to the Board, each Outside Director who is a member of the Board on such anniversary date shall receive a grant, effective as of such anniversary date, of an additional Option to purchase 1,000 shares of Common Stock (the "Periodic Options").

         5.02 Additional Grants. In addition to the Options granted pursuant to Section 5.01 above, each Outside Director may be granted additional Options in lieu of any retainer or other compensation otherwise payable to the Outside Director (the "Additional Options").


                                   ARTICLE VI

                      TERMS AND CONDITIONS OF OPTION GRANTS

         6.01 Vesting. Initial Options granted to an Outside Director shall vest in accordance with the following schedule: 1/3 on the first anniversary of grant; 1/3 on the second anniversary of grant; and 1/3 on the third anniversary of grant. Unless otherwise determined by the Administration Committee, Periodic Options and Additional Options shall be fully vested when granted.

         6.02 Exercisability. Options will be fully exercisable (subject to the vesting requirements of Section 6.01) until termination of the Option pursuant to Section 6.03 below; provided, however, that, in the event of a Change in Control of the Company, all outstanding Options shall be immediately exercisable as of the date of such Change in Control of the Company.

         6.03 Termination of Option. Options shall terminate on the earliest to occur of (i) the tenth anniversary of the Date of Grant of the Option, (ii) the first anniversary of the date of an Outside Director's resignation, removal or termination as a member of the Board, and (iii) the date of the Outside Director's removal from the Board for "cause." Whether an Outside Director has been removed from the Board for "cause" shall be determined in accordance with the By-Laws of the Company.

         6.04 Exercise Price. The per share exercise price of each Option shall be the Fair Market value of a share of Common Stock as of the date of grant of the Option.

         6.05 Payment Of Option Exercise Price. An Outside Director may pay the exercise price of an Option by tendering to the Company cash (including a certified check, teller's check or wire transfer of funds), previously owned shares of Common Stock or any combination thereof.

         6.06 Certificate. The terms and provisions of an Option shall be set forth in an option certificate which shall be delivered to the Outside Director reasonably promptly following the date of grant of the Option.

         6.07 Nontransferable. Options shall be nontransferable other than by will or the laws of descent and distribution and, during the life of the Outside Director, such Options shall be exercisable only by the Outside Director; provided, however, that this sentence shall not preclude the Outside Director from designating a Beneficiary who shall be entitled to exercise the Option in the event of the Outside Director's death during the exercise period specified in Section 6.03 above.

                                   ARTICLE VII

                REGISTRATION OF SHARES; LIMITS ON EXERCISABILITY

         7.01 Securities Act. No Option shall be exercisable and no transfer of the shares of Common Stock underlying such Option (the "Underlying Shares") may be made to any Outside Director, and any attempt to exercise any Option or to transfer any Underlying Shares to any Outside Director shall be void and of no effect, unless and until (i) a registration statement under the Securities Act of 1933, as. amended (the "Securities Act"), has been duly filed and declared effective pertaining to the Underlying Shares and the Underlying Shares have been duly qualified under applicable state securities or blue sky laws or
(ii) the Board, in its sole discretion after securing the advice of counsel, determines, or the Outside Director provides an opinion of counsel satisfactory to the Board, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws.

         7.02 Limit on Exercise. Without limiting the foregoing, if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Underlying Shares under any state or federal law or on any securities exchange, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of Options or the delivery or purchase of Underlying Shares, such Options may not be granted or exercised unless such listing, registration, qualification,, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. In addition, if at any time the Board shall determine in its discretion that the grant or exercise of Options would violate any securities laws, then such Options may not be granted or exercised until such time as the Board shall determine that such grant or exercise may be effected other than in violation of such laws. Any restrictions imposed on the exercise of Options under this Section 7.02 shall be effective immediately upon notice to the Outside Director.

                                  ARTICLE VIII

                                 ADMINISTRATION

         The Plan shall be administered by the Administration Committee, which shall be composed of all of the members of the Board who are not Outside Directors. All questions of interpretation, administration and application of the Plan shall be determined by the Board. The Board may authorize any officer of the Company to execute and deliver an option certificate on behalf of the Company to an Outside Director. No member of the Board shall be liable for anything whatsoever in connection with the administration of the Plan except such member's own willful misconduct.

                                   ARTICLE IX

                           AMENDMENTS AND TERMINATION

         9.01 Amendments. Subject to Section 9.02 below, the Plan may be altered, amended, suspended, or terminated at any time by the Board; provided, however, that in no event may the provisions of the Plan respecting eligibility to participate or the timing or amount of grants be amended more frequently than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or any rules or regulations thereunder; and provided, further, that any amendment which under the requirements of applicable law must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law; and provided, further, that any amendment that must be approved by the stockholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3(c)(2)(ii) under the Exchange Act, or any successor provision, shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule.

         9.02 Consents To Plan Changes. No termination or amendment of the Plan may, without the consent of the Outside Director, affect any such individual's rights under the provisions of the Plan with respect to awards of Options which were made prior to such action.

         9.03     Termination. Unless terminated earlier in accordance with
Section 10.01 above, the Plan shall terminate on, and no further Options may be granted hereunder after, August 31, 2003.


                                    ARTICLE X

                     ADJUSTMENTS AFFECTING THE COMMON STOCK

         In the event of any merger, consolidation, recapitalization, reclassification, stock dividend, distribution or property, special cash dividend or other change in corporate structure affecting the Common Stock, adjustments shall be made by the Board to prevent dilution or enlargement of rights in the number and class of shares of Common Stock, granted or authorized to be granted hereunder.

                                   ARTICLE XI

                             NO RIGHT TO REELECTION

         Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Outside Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

                                   ARTICLE XII

                                  GOVERNING LAW

         The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                  ARTICLE XIII

                       NO RESTRICTION ON RIGHT OF COMPANY
                           TO EFFECT CORPORATE CHANGES

         The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                                   ARTICLE XIV

                                  MISCELLANEOUS

         14.01 Expenses. All expenses and costs in connection with the administration of the Plan or the issuance of Options hereunder shall be borne by the Company.

         14.02 Headings. The headings of sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

         14.03    Change in Control. A "Change in Control of the Company" means:

                  (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
         Act) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50 percent or more of either (i) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation which would not be a Change of Control under paragraph (c) below; or

                  (b) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule l4a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

                  (c) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless following such reorganization, merger or consolidation, (i) more than 50 percent of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (ii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                  (d) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 50 percent of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

                              WOLVERINE TUBE, INC.
                       1525 PERIMETER PARKWAY, SUITE 210
                           HUNTSVILLE, ALABAMA 35806

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Dennis Horowitz and James E. Deason, and each of them, with power of substitution in each, proxies to appear and vote, as designated below, all Common Stock of Wolverine Tube, Inc. held of record on March 31, 1999 by the undersigned, at the Annual Meeting of Stockholders to be held on May 20, 1999, and at all adjournments thereof (the "Meeting"). Management recommends a vote in favor of all nominees listed in Item 1 and in favor of Proposals 2 through 4.

1.  Election of Directors:

   Nominees: James E. Deason, Thomas P. Evans and Gail O. Neuman

    [ ]  FOR all nominees listed above                          [ ]  WITHHOLD AUTHORITY to vote
       (except as marked to the contrary)                          for all nominees listed above

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST ABOVE.

2. Proposal to approve the Amendment to the Company's 1993 Equity Incentive Plan as described in the Proxy Statement for the Meeting.

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

3. Proposal to approve the Company's Amended and Restated 1993 Stock Option Plan for Outside Directors as described in the Proxy Statement for the Meeting.

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                        (CONTINUED FROM THE OTHER SIDE)

4. Proposal to ratify the appointment of Ernst & Young LLP as Independent Auditors for the Company for Fiscal Year 1999.

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED. IF NO INDICATION IS MADE, IT WILL BE VOTED IN FAVOR OF ALL DIRECTOR-NOMINEES AND IN FAVOR OF PROPOSALS 2 THROUGH 4.

                                                  Dated:                  , 1999
                                                        ------------------

                                                  ------------------------------

                                                  ------------------------------
                                                  Signature(s)

                                                  (Please sign exactly as name
                                                  appears on this proxy. When
                                                  shares are held by joint
                                                  tenants, both should sign.
                                                  When signing in a fiduciary or
                                                  representative capacity, give
                                                  full title as such).